UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 24, 2008

FEDERAL HOME LOAN BANK OF TOPEKA
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-52004	48-0561319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Security Benefit Pl. Suite 100, Topeka, Kansas
(Address of principal executive offices)

785.233.0507
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Long Term Incentive Plan

On December 18, 2008, the Board of Directors of the Federal Home Loan Bank of Topeka (“FHLBank”) approved the Long Term Incentive Plan (the “LTIP”), which will become effective on January 1, 2009.  The LTIP provides eligible executive officers the opportunity to earn long-term incentive compensation based on the FHLBank’s attainment of certain financial goals determined by the Compensation Committee of the Board of Directors (the “Compensation Committee”).  The purpose of the LTIP is to promote loyalty and dedication of key employees to the FHLBank and reward performance that facilitates the strategic objectives and resulting growth and financial stability of the FHLBank. The Compensation Committee, in consultation with the President/Chief Executive Officer (“President/CEO”), is responsible for administering the LTIP and has the full authority to construe, interpret, implement, and administer the LTIP in such capacity.

The identities of the individual employees eligible for participation under the LTIP will be recommended by the President/CEO to the Compensation Committee for approval for a given Performance Period.  “Performance Period” is defined under the LTIP as a three-year period, with the first Performance Period extending from January 1, 2009 to December 31, 2011.  Eligibility under the LTIP is limited to a select group of management or other highly compensated employees, but normally will be further limited to the President/CEO and senior officers who are members of the Strategic Planning Group (as such term is defined in the LTIP) (collectively, the “Executive Group”).  Other key employees may be recommended as participants on a limited basis to address extraordinary performance and/or other criteria and considerations as determined by the Compensation Committee.  The LTIP provides for four levels of participation, which have been established to take into consideration that certain key employees have a greater and more direct impact than others on the annual and cumulative success of the FHLBank.  The following table sets forth the current eligible participants under the LTIP and their corresponding level of participation:

Level I:
Andrew J.  Jetter, President & CEO

Level II:
David S.  Fisher, SEVP & Chief Operating Officer
Mark E.  Yardley, EVP & Chief Financial Officer

Level III:
Patrick C.  Doran, SVP & General Counsel
Sonia Betsworth, SVP& Member Products
Brad Hodges, SVP & Director of Corporate Services
Dan Hess, FVP & Director of Sales
Wil Osborn, FVP & Director of Banking Strategies

Level IV:
To be nominated by President/CEO subject to Compensation Committee

The LTIP uses a formula based on the FHLBank’s Performance Measures for a given Performance Period, which are set by the Compensation Committee.  Under the LTIP, the Performance Measures are more than just points of annual performance; rather, they may vary within a range from “Threshold,” defined as the minimum achievement level acceptable for the Performance Measure, to “Target,” defined as the expected achievement level for the Performance Measure, to “Maximum,” defined as the achievement level for the Performance Measure that substantially exceeds the Target level of achievement.  For performance that falls between any two levels of performance (e.g., between Threshold and Target or Target and Maximum), linear interpolation is used to ensure that the award is consistent with the level of performance achieved.

A participant’s award under the LTIP equals the Base Award Opportunity, which means the total award that may be earned during a Performance Period for achieving Target performance levels under each Performance Measure, plus any discretionary awards that may be recommended by the President/CEO to the Compensation Committee for any Level II, Level III and/or Level IV participant for extraordinary performance (the “Final Award”).  The Final Award earned by a member of the Executive Group will be paid out in cash at the end of a Performance Period.

A Final Award will not be payable for any Performance Period where FHLBank fails to achieve performance at or above the Performance Measure(s) set by the Compensation Committee or under any of the following circumstances: (1) FHLBank receives a cumulative “4” rating in its FHFA examination, or other equivalent “operating in an unsafe or unsound condition, or with unsafe or unsound practices” rating from applicable regulatory authorities during any year within the Performance Period; (2) FHLBank has negative net income, as defined and in accordance with GAAP accounting standards, for the cumulative Performance Period; or (3) a given participant does not achieve “satisfactory” individual achievement levels during the applicable Performance Period.  The determination of whether performance is deemed “satisfactory” is in the sole discretion of the Compensation Committee.  Additionally, the Final Award shall be reduced by 1/3 for each year during the Performance Period in which FHLBank has negative net income, as defined and in accordance with GAAP accounting standards.

A copy of the LTIP is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Benefit Equalization Plan

On October 31, 2008, the Board of Directors adopted amendments to the FHLBank’s Benefit Equalization Plan (the “Amended BEP”) primarily to comply with recent amendments to the Internal Revenue Code (“IRC”) under Section 409A.  The Benefit Equalization Plan is a non-qualified supplemental executive retirement plan that permits the Executive Group and other eligible FHLBank executives to defer compensation and to receive matching contributions and pension accruals that would otherwise have been made or accrued under the FHLBank’s qualified 401(k) plan and defined benefit pension plan but for the limitations imposed by the IRC.

As adopted, the Amended BEP eliminates the previous ability of participants to direct the investment of their funds deferred under the BEP, and instead credits earnings to a participant’s account based on average FHLBank return on equity.

Additionally, the Amended BEP eliminates the FHLBank’s discretion over when contributions are made to the BEP and when distributions of funds are paid out to participants.  In this regard, the Amended BEP provides that:

(a) Participants must make elections to defer compensation before the beginning of the calendar year, and new participants must make elections to defer, or not defer, compensation within thirty (30) days of initially becoming eligible to participate;

(b) The timing of distributions is limited to ninety (90) days following the date the participant ceased to be an employee due to death, disability, retirement, or specified “hardship” circumstances and following certain defined “change in control” events (together these are termed, “distributable events”), unless a participant elects an installment payment method;

(c) Participants must make distribution elections in advance of the current period in which their compensation is otherwise deferred;

(d) Distributions are generally to be paid in a lump sum unless the participant elects an “Optional Form of Payment” to have distribution amounts paid out over an installment period to be determined by the participant;

(e) After the initial distribution election is made over the timing and method of payment, alternative distribution elections may only be made if at least twelve (12) months before the previously-elected distribution event (e.g., previously-expected retirement date) and such distributions are further deferred for a period of at least five (5) years; and

(f) Regardless of any other distribution elections, small balance accounts, which are those accounts under $15,500 in the 2008 plan year (or $16,500 in 2009, or such other limit as adjusted by the Internal Revenue Service for any period thereafter), will be distributed in lump sum following a “distributable event,” such as those set forth above.

The Amended BEP will become effective December 31, 2008.  A copy of the Amended BEP is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Director’s Nonqualified Deferred Compensation Plan

On October 31, 2008, the Board of Directors adopted an amendment to the FHLBank’s Directors’ Nonqualified Deferred Compensation Plan (the “Amended Directors’ Plan”) primarily to comply with Section 409A of the IRC.  The Directors’ Nonqualified Deferred Compensation Plan is currently an unfunded program that allows directors to defer all or a portion of their fees earned in any calendar year to a subsequent calendar year and to elect annually a rate of return based on the FHLBank’s return on equity.

As adopted, the Amended Directors’ Plan eliminates a participant’s previous ability to direct the investment of their funds deferred under the Plan, and instead credits earnings to a participant’s account based on average FHLBank return on equity.

Additionally, the Amended Directors’ Plan eliminates the FHLBank’s discretion over when contributions may be made to the Directors’ Nonqualified Plan and when distributions of funds are paid out.   In this regard, the Amended Directors’ Plan now provides that:

(a)  Participants must make deferral elections as follows: (i) continuing directors must make elections to defer their directors’ fees before the beginning of the calendar year, and (ii) new directors must make their elections to defer, or not defer, their directors’ fees within thirty (30) days of the effective date of their election to the Board of Directors;

(b)  The timing of distributions from the Directors’ Nonqualified Plan is limited to ninety (90) days following the date such participant ceases to be a director due to resignation, death, disability, or other specified “hardship” and following certain defined “change in control” events unless a participant elects an installment payment method;

(c)  Participants must make distribution elections in advance of the current period in which their compensation as a director is otherwise deferred; and

(d)  Distributions are paid in lump sum payments unless a participant elects to receive distributions in five (5) equal consecutive annual installments.

The Amended Directors’ Plan will become effective December 31, 2008.  A copy of the restated Directors’ Nonqualified Plan is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Indemnification Agreements

On December 18, 2008, the Board of Directors approved the entry into indemnification agreements between the FHLBank and each member of the Board of Directors or each officer of the FHLBank (together, “Indemnification Agreements”) confirming the rights extended to such director or officer by the indemnification provisions of the FHLBank’s Amended and Restated Bylaws (the “Bylaws”) filed as Exhibit 3.2 to the FHLBank’s current report on Form 8-K filed October 22, 2008, and incorporated herein by this reference.  In accordance therewith, on December 18, 2008, the Bank entered into an indemnification agreement with each member of its Board of Directors, including Michael M. Berryhill, Robert E. Caldwell, James R. Hamby, Thomas E. Henning, Steven D. Hogan, Andrew C. Hove, Jane C. Knight, Richard S. Masinton, Lawrence L. McCants, Neil F.M. McKay, Thomas H. Olson, Lindel E. Pettigrew, Bruce A. Schriefer, Gordon C. “Bud” Smith, Jr., and Ronald K. Wente.  Commencing on December 22, 2008, the FHLBank will enter into such Indemnification Agreements with each of its officers, including Andrew J. Jetter, David S. Fisher, Mark E. Yardley, Patrick C. Doran and Frank M. Tiernan (the “Named Executive Officers”).  The terms of each of the Indemnification Agreements are identical to the terms of the Indemnification Agreements with each of the other directors and officers of the FHLBank.

The Indemnification Agreements are consistent in all material respects with the indemnification provisions contained within the Bylaws.  In this regard, the Indemnification Agreements commit the FHLBank to indemnify each director and officer against expenses, judgments, fines and amounts paid in settlement, in connection with such action, suit or proceeding, including attorney fees, that arise out of the scope or performance of the director’s or officer’s duties if (i) such director or officer acted in good faith and in a manner such person reasonably believed to be in the best interests of the FHLBank, and (ii) in the case of any criminal action or proceeding, such director or officer had no reasonable cause to believe his or her conduct was unlawful.  Any entitlement to indemnification, unless ordered by a court, shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding (“disinterested directors”), or (2) if such a quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion.

Notwithstanding the foregoing, no indemnification will be made in respect to any claim as to which a director or officer has been adjudged to be liable to the FHLBank, unless and only to the extent that the court shall determine that in view of all the circumstances of the case, such person is reasonably and fairly entitled to indemnity for such expenses which the court will deem proper.  Additionally, FHLBank will not indemnify any director or officer if an action, suit or proceeding is based upon or arises out of actions taken by the director or officer in his or her capacity as an agent of the Board of Directors.

A copy of the form of Indemnification Agreement for directors and officers is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long Term Incentive Plan

On December 18, 2008, the Board of Directors adopted the Long Term Incentive Plan (“LTIP”) and established the Performance Measures, which will determine the Executive Groups’ awards, if any (which include those of the Named Executive Officers), that may be granted in 2011 under the LTIP.  The disclosure contained in Item 1.01 of this current report on Form 8-K, which describes the material terms of the LTIP, is incorporated herein by reference.  All capitalized terms used in this Item 5.02 disclosure pertaining to the LTIP that are not otherwise defined shall have the meaning attributed to such term in the LTIP.

In determining the Executive Group’s awards, the Compensation Committee determined that the Performance Measures would be based on Total Return and Expense Growth for the Performance Period commencing January 1, 2009 and extending through December 31, 2011.  For each Performance Measure of Total Return and Expense Growth, the FHLBank will be ranked against the other Federal Home Loan Banks (the “Other FHLBanks”), with the highest Total Return and either the lowest increase or greatest decrease in Expense Growth being the best performance, and ranking first out of the twelve Federal Home Loan Banks being the highest ranking.  As illustrated in the chart below, the FHLBank must fall within the following rankings for each of the Performance Measures: (1) FHLBank must be ranked higher than 9 out of 12 of the Other FHLBanks in its achievement of Total Return and Growth Expense to meet Minimum; (2) FHLBank must be ranked at least as high as 9 out of 12 of the Other FHLBanks in its achievement of Total Return and Growth Expense to meet Threshold; (3) FHLBank must be ranked at least as high as 6 out of 12 of the Other FHLBanks in its achievement of Total Return and Growth Expense to meet Target; and (4)  FHLBank must be ranked first or second out of 12 of the Other FHLBanks in its achievement of Total Return and Growth Expense to meet Maximum.  Please note that Threshold is the minimum achievement level at which any award will be paid; the Minimum Performance Measure is intended merely as a benchmark against the Other FHLBanks.

Total Return equals the Total Dividends, plus the Change in Retained Earnings, divided by the Average Capital. For the FHLBank: (1) “Total Dividends” is defined as the sum of the actual dividends paid on required Class A Common Stock and all Class B Common Stock during the three-year Performance Period; (2) “Change in Retained Earnings” is defined as the change in retained earnings from December 31, 2008 to December 31, 2011; and (3) “Average Capital” is defined as the average daily ending balance of required Class A Common Stock and all Class B Common Stock.  For the other Federal Home Loan Banks, unless determined otherwise by the Compensation Committee: (1) “Total Dividends” is defined as all dividends paid on all capital stock during the three-year period; (2) “Change in Retained Earnings” is defined as the change in retained earnings from December 31, 2008 to December 31, 2011; and (3) “Average Capital” is defined as the average of all capital stock outstanding for the 12 quarter ending dates starting with March 31, 2009 and ending December 31, 2011.

Expense growth is the dollar amount of the change in operating expenses (including salaries and benefits, costs of quarters and other operating expenses) at the FHLBank from calendar year 2008 to calendar year 2011.

Total awards payable under the LTIP are not determinable at this time.  In calculating Base Award Opportunity amounts, performance shall be measured by evaluating the following:

	Minimum	Threshold	Target	Maximum
Total Return	>9/12 vs FHLBanks	9/12 vs FHLBanks	6/12 vs FHLBanks	2/12 or 1/12 vs FHLBanks
Applicable Salary
Performance Measure Percentage	0%	50%	100%	150%
Weighting	0.75	0.75	0.75	0.75
Dollar Value (Salary x Performance Measure Percentage x Weight)	$	$	$	$

Expense Growth	>9/12 vs FHLBanks	9/12 vs FHLBanks	6/12 vs FHLBanks	2/12 or 1/12 vs FHLBanks
Applicable Salary
Performance Measure Percentage	0%	50%	100%	150%
Weighting	0.25	0.25	0.25	0.25
Dollar Value (Salary x Performance Measure Percentage x Weight)	$	$	$	$

Total Value (Dollar Value for Total Return + Dollar Value for Expense Growth)	$	$	$	$

Base Award Opportunity Percentage Level I (40%) Level II (30%) Level III (20%)%		%	%	%
Total Base Award (Total Value x Base Award Opportunity Percentage)	$	$	$	$

The value of the Final Award at the end of the Performance Period shall be determined as follows: (1) after the Performance Period ends, the Compensation Committee will determine the FHLBank’s actual performance under the Performance Measure criteria (i.e., Minimum, Threshold, Target or Maximum); (2) the Compensation Committee will multiply the performance measure percentage achieved in step 1 for each Performance Measure by its respective weighting as set forth in the above table; (3) the Compensation Committee will then multiply the product from step 2 by the participant’s Base Salary to equal the initial Dollar Value of award for each performance measure; (4) then, the respective Dollar Value for each Performance Measure will be added to the number reached in step 3 to determine the Total Value amount; (5) the Compensation Committee will then multiply the Total Value by the Base Award Opportunity Percentage, which is assigned based on applicable eligibility Level (i.e., Level I, II or III, but not Level IV), to determine the Base Award amount; (6) finally, the Compensation Committee will add in the President’s recommended discretionary award, if applicable, to determine the Final Award amount earned by a given participant.

Benefit Equalization Plan

On December 18, 2008, the Board of Directors also adopted an amendment to the FHLBank’s Benefit Equalization Plan (“BEP”).  The disclosure contained in Item 1.01 of this current report on Form 8-K, which describes the terms of the BEP, is incorporated herein by reference.  The amount of the deferrals, matching contributions, and pension accruals payable to the Named Executive Officers under the BEP are not determinable at this time.

Forward-Looking Information

The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.”  These statements involve known and unknown risks, uncertainties, and other factors, many of which may be beyond the FHLBank’s control and which may cause the FHLBank’s actual results, performance, or achievements to be materially different from future results, performance, or achievements expressed or implied by the forward-looking statements.

The forward-looking statements may not be realized due to a variety of factors, including, without limitation: legislative and regulatory actions or changes; future economic and market conditions; changes in demand for advances or consolidated obligations of the FHLBank and/or the Federal Home Loan Bank System; changes in interest rates; political, national and world events; and adverse developments or events affecting or involving other Federal Home Loan Banks, GSEs or the Federal Home Loan Bank System in general.  Additional factors that might cause the FHLBank’s results to differ from these forward-looking statements are provided in detail in the FHLBank’s filings with the Securities and Exchange Commission, which are available at www.sec.gov.

All written or oral statements that are made by or are attributable to the FHLBank are expressly qualified in their entirety by this cautionary notice.  The reader should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made.  The FHLBank has no obligation and does not undertake publicly to update, revise, or correct any of the forward-looking statements after the date of this current report, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Federal Home Loan Bank of Topeka Long-Term Incentive Plan, dated January 1, 2009.
10.2	Benefit Equalization Plan, restated effective December 31, 2008.
10.3	Directors’ Nonqualified Deferred Compensation Plan, restated effective December 31, 2008.
10.4	Form of Indemnification Agreement for Directors and Officers of Federal Home Loan Bank of Topeka.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

Date: December 24, 2008	By: /s/Andrew J. Jetter
Andrew J. Jetter, President/CEO